SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: March 21, 2000

                                  ADPADS, INC.

             (Exact name of registrant as specified in its charter)

                  Colorado             000-28373                 84-1306598
        (State of Incorporation)    (Commission                 (IRS Employer
                                     File Number)             Identification #)

                   1000 Highway 34, Matawan, New Jersey 07747
            --------------------------------------------------------
            (Address of Principal Executive Offices)

                                 (732) 290-8940
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                        Visual-Presentation Systems, Inc.
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
             ------------------------------------------------------
                     (Registrant's Former Name and Address)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On or about March 22, 2000 the Registrant submitted Form 8K describing the acquisition of the assets of AdPads, LLC, a New Jersey limited liability company, and the acquisition of all the issued and outstanding shares of Visual Presentation Systems, Inc., a Delaware Corporation.

Certain financial statements for the acquired business and pro forma information that were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-KA to be signed on its behalf by the undersigned hereunto duly authorized.


By:  /s/  David I. Brownstein, President
    ------------------------------------
          David I. Brownstein


May 26, 2000

Index To Financial Statements AdPads, LLC..............................Exhibit A
-----------------------------------------

Independent Auditors Report dated February 25, 2000

Balance Sheets as of December 31, 1999 and 1998

Statements of Operations and Members Equity

Statements of Cash Flow

Notes to Financial Statement

AdPads, Inc. Transaction with Regents Road, Ltd........................Exhibit B
-----------------------------------------------

Pro Forma Consolidated Financial Data

Pro Forma Consolidated Balance Sheet, December 31, 1999 (unaudited)

Pro Forma Consolidated Statement of Operation Year Ended December 31, 1999

Notes to Unaudited Pro Forma Consolidated Financial Statement

AdPads Transactions with Visual Presentation Systems, Inc..............Exhibit C
---------------------------------------------------------

Pro Forma Consolidated Balance Sheet, December 31, 1999

Pro Forma Consolidated Statement of Operations Year Ended December 31, 1999

Notes to Unaudited Pro Forma

Consolidated Financial Statements

Articles of Incorporation..............................................Exhibit D
-------------------------

ByLaws.................................................................Exhibit E

Financial Data Schedule...............................................Exhibit 27

                                                                  Signature Page

                                                                       Exhibit A
                                                                       ---------

                          INDEPENDENT AUDITORS' REPORT

To the Members of
AdPads, L.L.C.

We have audited the accompanying balance sheets of AdPads, L.L.C. (A Limited Liability Company in the Development Stage) as of December 31, 1999 and 1998, and the related statements of operations and members' equity (deficiency) and cash flows for the year ended December 31, 1999 and for the period August 12, 1998, (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AdPads, L.L.C. (A Limited Liability Company in the Development Stage) at December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 1, 1999 and the period August 12, 1998, date of inception, to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's financial position at December 31, 1999 and results of operations and cash flows to December 31, 1999 raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                             WISS & COMPANY, LLP


Livingston, New Jersey
February 25, 2000, except for Note 6, as to which the date is March 21, 2000

                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOMENT STAGE)

                                FINANCIAL REPORT
                                DECEMBER 31, 1999




                                 ADPADS, L.L.C.

                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOPMENT STAGE)

                                 BALANCE SHEETS

                                                                         December 31,
                                                                         ------------
                                        ASSETS                        1999          1998
                                                                     -----          ----

CURRENT ASSETS:
   Cash                                                             $    --      $     211
   Accounts receivable, less allowance for doubtful
      accounts of $1,000 in 1999                                       48,768        3,593
   Inventories                                                          8,367          360
   Prepaid expenses and other current assets                            3,056         --
                                                                    ---------    ---------
       Total Current Assets                                            60,191        4,164

PROPERTY AND EQUIPMENT                                                 83,732        2,660
                                                                    ---------    ---------
                                                                    $ 143,923    $   6,824
                                                                    =========    =========
                     LIABILITIES AND MEMBERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
   Cash overdraft                                                   $   3,436    $    --
   Current maturities of long-term debt                                 8,227         --
   Accounts payable                                                    17,331        3,456
   Accrued expenses                                                     6,118          962
   Deferred revenue                                                    51,643        8,500
Billings in excess of costs on uncompleted contracts                   11,700         --
   Due to member                                                       31,500         --
                                                                    ---------    ---------
       Total Current Liabilities                                      129,955       12,918
                                                                    ---------    ---------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                36,036         --
                                                                    ---------    ---------

COMMITMENT

MEMBERS' EQUITY (DEFICIENCY) ACCUMULATED
   DURING THE DEVELOPMENT STAGE                                       (22,068)      (6,094)
                                                                    ---------    ---------
                                                                    $ 143,923    $   6,824
                                                                    =========    =========




                 See accompanying notes to financial statements




                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOPMENT STAGE)

            STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY (DEFICIENCY)

                                                                            August 12,
                                                                              1998,
                                                        August 12, 1998,    Date of
                                          Year Ended   Date of Inception,  Inception, to
                                         December 31,   to December 31,    December 31,
                                             1999             1998            1999
                                             ----             ----            ----

REVENUES:
   Web design                            $  33,681         $    --          $  33,681
   Marketing services                       97,333             9,788          107,121
                                         ---------         ---------        ---------
                                           131,014             9,788          140,802
                                         ---------         ---------        ---------
COSTS AND EXPENSES:
   Cost of revenues                         31,902            10,427           42,329
   Selling, general and administrative     169,362            25,454          194,816
                                         ---------         ---------        ---------
                                           201,264            35,881          237,145
                                         ---------         ---------        ---------

LOSS FROM OPERATIONS                       (70,250)          (26,093)         (96,343)
INTEREST EXPENSE                             1,229              --              1,229
                                         ---------         ---------        ---------

NET LOSS                                   (71,479)          (26,093)         (97,572)

MEMBERS' EQUITY (DEFICIENCY),
   BEGINNING OF PERIOD                      (6,094)             --               --

MEMBERS' CAPITAL CONTRIBUTIONS              71,195            22,279           93,474

MEMBERS' CAPITAL DISTRIBUTIONS             (15,690)           (2,280)         (17,970)
                                         ---------         ---------        ---------
MEMBERS' EQUITY (DEFICIENCY),
END OF PERIOD                            $ (22,068)        $  (6,094)       $ (22,068)
                                         =========         =========        =========






                 See accompanying notes to financial statements.



                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY)

                            IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF CASH FLOWS

                                   August 12,
                                                                                                                   1998,
                                                                                            August 12, 1998,      Date of
                                                                              Year Ended   Date of Inception,  Inception, to
                                                                             December 31,    to December 31,    December 31,
                                                                                 1999             1998              1999
                                                                                 ----             ----              ----

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                  $ (71,479)     $ (26,093)         $ (97,572)

   Adjustments to reconcile net loss to net cash flows
  from operating activities:
       Depreciation and amortization                                            21,598            665             22,263
       Provision for losses on accounts receivable                               1,000           --                1,000
       Changes in operating assets and liabilities:
         Accounts receivable                                                   (46,176)        (3,593)           (49,769)
         Inventories                                                            (8,007)          (360)            (8,367)
         Prepaid expenses and other current assets                              (3,055)          --               (3,055)
         Accounts payable                                                       13,875          3,456             17,331
         Accrued expenses                                                        5,156            962              6,118
         Deferred revenue                                                       43,143          8,500             51,643
         Billings in excess of costs on uncompleted contracts                   11,700           --               11,700
                                                                             ---------      ---------          ---------
           Net cash flows from operating activities                            (32,245)       (16,463)           (48,708)
                                                                             ---------      ---------          ---------
CASH FLOWS FROM INVESTING ACTIVITIES -
   Purchase of property and equipment
                                                                               (74,541)        (3,325)           (77,866)
                                                                             ---------      ---------          ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from cash overdraft                                                  3,436           --                3,436
   Contributions from members                                                   71,195         22,279             93,474
   Distributions to members                                                    (15,690)        (2,280)           (17,970)
   Due to member                                                                31,500           --               31,500
   Payments on long-term debt                                                   (1,774)          --               (1,774)
   Proceeds from long-term debt                                                 17,908           --               17,908
                                                                             ---------      ---------          ---------
           Net cash flows from financing activities                            106,575         19,999            126,574
                                                                             ---------      ---------          ---------

NET CHANGE IN CASH                                                                (211)           211               --

CASH, BEGINNING OF PERIOD                                                          211           --                 --
                                                                             ---------      ---------          ---------

CASH, END OF PERIOD                                                          $    --        $     211          $    --
                                                                             =========      =========          =========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Interest paid                                                             $   1,229      $    --            $   1,229
                                                                             =========      =========          =========

   Noncash financing and investing activities -
     Equipment additions by capital leases                                   $  28,129      $    --            $  28,129
                                                                             =========      =========          =========


                 See accompanying notes to financial statements.

                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  -       NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
                POLICIES:

         Nature of the Business - AdPads, L.L.C. ("AdPads" or the "Company") a Limited Liability Company, was established in 1998 and is located in New Jersey. The Company provides print and internet marketing services and Web Site development services to the retail, wholesale, manufacturing and service industries.

         The Company has been in the development stage since formation and has engaged in organizational activities and development and marketing of it's print and internet services. AdPads has had limited revenues and has operated at a loss since inception.

         Estimates and Uncertainties - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, as determined at a later date, could differ from those estimates.

         Concentration of Credit/Sales Risk - AdPads concentration of credit risk with respect to trade receivables is limited. The Company periodically reviews its trade receivables and establishes an allowance for uncollectible accounts. Management feels that credit risk beyond the established allowance, if any, is limited.

         Revenue Recognition - Revenue from sale of advertising contracts is recognized ratably over the term of the contract (typically one year). Deferred revenue consists principally of the unearned portion of the advertising contract.

         Revenues from the design and development of Internet Web sites are recognized using the percentage of completion method. Unbilled receivables represent time and costs incurred on projects in progress in excess of amount billed and are recorded as assets. Amounts billed in excess of time and costs incurred are recorded as liabilities. To the extent costs incurred and anticipated costs to complete projects in progress exceed anticipated billings, a loss is recognized in the period such determination is made for the excess.

         Inventories - Inventories are stated at the lower of cost (first-in, first-out method) or market.

         Property and Equipment - Property and equipment are stated at cost for financial reporting purposes. The Company provides for depreciation generally on an accelerated method by charges to income at rates based upon the estimated recovery periods of five years for computer hardware, display boards and transportation equipment and seven years for office equipment.

                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

         Income Taxes - The Company is a limited liability company not subject to income taxes. Accordingly, the financial statements include only those assets, liabilities and results of operations of the members which relate to the business of AdPads, L.L.C. No provision has been made for federal and state income taxes since these taxes are the personal responsibility of the members.

NOTE 2  -         GOING CONCERN AND LIQUIDITY:

         The Company has incurred significant operating losses raising substantial doubt about its ability to continue as a going concern. The continued existence of the Company is dependent upon its ability to raise additional financing and eventually upon obtaining profitable operations. There can be no assurance that such financing will be available to the Company upon acceptable terms.

         In an effort to obtain profitable operations, the Company will attempt to increase sales by recruiting sales representatives and developing a franchising model. Should the Company be unsuccessful in its attempts to raise capital and/or increase sales, the Company may not be able to continue operations.

NOTE 3  -         PROPERTY AND EQUIPMENT:

         Property and equipment are summarized as follows:

                                                          December 31,
                                                         1999       1998
                                                       --------   --------
                      Office equipment                 $ 65,952   $   --
                      Computer hardware                  10,490      3,325
                      Display boards                      9,645       --
                      Automobile                         19,908       --
                                                       --------   --------
                                                        105,995      3,325
                      Less: Accumulated depreciation     22,263        665
                                                       --------   --------
                                                       $ 83,732   $  2,660
                                                       ========   ========


NOTE 4  -         LEASES:

         The Company's equipment under capital leases, which is included in property and equipment at December 31, 1999, totalled $28,129, less accumulated depreciation of $5,626.

         The Company leases its office space, located in Matawan, New Jersey from a member of the Company, on a month-to-month basis for $1,500 per month.



                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY
                            IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

        The following is a schedule of future minimum rental payments required for the capital equipment leases that have initial or remaining lease terms in excess of one year at December 31, 1999:

                        Year Ending December 31,
                        ------------------------
                                   2000                              $   7,846
                                   2001                                  7,679
                                   2002                                  5,856
                                   2003                                  5,856
                                   2004                                  5,856
                                   2005                                    752
                                                                     ---------
             Total future minimum lease payments                        33,845
             Less: Amount representing interest                          7,028
                                                                     ---------
             Present value of minimum lease payments (Note 5)           26,817
             Less: Current maturities                                    5,695
                                                                     ---------
             Non-current                                             $  21,122
                                                                     =========

         Rent expense, for operating leases in 1999 and 1998 was $18,000 and $10,500, respectively.

NOTE 5  -         LONG-TERM DEBT:

         A summary of long-term debt at December 31, 1999 follows:

                                                                       Interest
                            Description                                  Rate
                            -----------                                --------
             Note payable, collateralized by equipment, due in monthly
                installments through October, 2004                        10%      $  17,446
             Capital leases (Note 4)                                                  26,817
                                                                                   ---------
                                                                                      44,263
             Less: Current maturities                                                  8,227
                                                                                   ---------

                                                                                   $  36,036
                                                                                   =========
         Long-term debt at December 31, 1999, matures as follows:

                            Year Ending December 31,
                            ------------------------
                                         2000                        $   8,227
                                         2001                            8,956
                                         2002                            8,211
                                         2003                            9,030
                                         2004                            9,167
                                         2005                              672
                                                                     ---------
                                                                     $  44,263
                                                                     =========

                                 ADPADS, L.L.C.
                          (A LIMITED LIABILITY COMPANY

                            IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 6  -         SUBSEQUENT EVENTS:

         Pursuant to an Asset Purchase Agreement ("Agreement") dated March 15, 2000, the Company exchanged all of its existing assets, subject to the assumption of its liabilities, for 16,000,000 shares of no par value common stock of Regents Road, Ltd. ("RRL"), an inactive publicly traded company with nominal assets. Under the Agreement, the transaction will be recorded as a recapitalization of the Company and an issuance of shares to RRL's shareholders on March 15, 2000. The Company will continue operating as it had before and RRL will change is name to AdPads, Inc.

         The historical financial statements of RRL prior to the transaction will no longer be reported, as the Company's financial statements are now considered the financial statements of the ongoing entity. The then outstanding shares of RRL are considered outstanding commencing March 15, 2000.

         Pursuant to an Agreement and Plan of Reorganization dated March 21, 2000, AdPads, Inc. exchanged 250,000 shares of its common stock and $150,000 for 100% of the outstanding $.00001 par value common stock of Visual Presentation Systems, Inc. ("Visual"), an inactive public company with nominal assets. Under the agreement, AdPads, Inc. will merge into Visual and will become the successor issuer to Visual for reporting purposes under the Securities Exchange Act of 1934.

         The historical financial statements of Visual prior to the merger will no longer be reported, as the Company's financial statements are now considered the financial statements of the ongoing reporting entity.

         The pro forma effect of this transaction on the Company's net revenues and net loss for the periods ended December 31, 1999 and 1998 is immaterial. Pro forma basic and diluted loss per share would have been unchanged at $ - per share.

                                                                       Exhibit B
                                                                       ---------

                      PROFORMA CONSOLIDATED FINANCIAL DATA

Set forth below are two sets of pro forma financial information and related notes. The first set presents pro forma financial information for the sale by AdPads, L.L.C. (A Development Stage Company) (the "Company") consummated March 15, 2000, of all of its existing assets subject to the assumption of its liabilities, in exchange for 16,000,000 shares of the no par value common stock of Regents Road Ltd. ("RRL"), an inactive publicly traded company (In the Development Stage).

Under the Agreement, the transaction will be recorded as a recapitalization of the Company and an issuance of shares to RRL's shareholders on March 15, 2000. The Company will continue operating as it had before and RRL will change its name to AdPads, Inc.

The historical financial statements of RRL prior to the transaction will no longer exist, as the Company's financial statements are now considered the financial statements of the ongoing entity. The then outstanding shares of RRL are considered outstanding commencing March 15, 2000.

This set includes an unaudited pro forma consolidated balance sheet of the Company giving effect to the merger as if it had occurred on December 31, 1999 and an unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 1999 giving effect to the transactions as if it had occurred on January 1, 1999.

The second set presents pro forma financial information to reflect the acquisition of Visual - Presentation Systems, Inc. ("Visual") by AdPads, Inc. As a result of this transaction, Visual became a wholly-owned subsidiary of AdPads, Inc., an inactive reporting company. Pursuant to an Agreement and Plan of Reorganization dated March 21, 2000, the Company exchanged 250,000 shares of its stock and $150,000 in cash for 100% of the common stock of Visual. The transaction, which was consummated on March 21, 2000, will be recorded as an issuance of shares to Visual's shareholders. This set includes an unaudited pro forma consolidated balance sheet of the Company giving effect to the merger as if it had occurred on December 31, 1999 and an unaudited pro forma consolidated statement of operations of the Company giving effect to the transaction as if it had occurred on January 1, 1999.

This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto and has been prepared utilizing the consolidated and combined financial statements and notes thereto appearing elsewhere herein.

The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the Company that actually would have occurred had the above transactions been consummated on the dates indicated or (ii) the results of operations of the Company that may occur or be obtained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's consolidated financial statements, including the notes thereto, and the other historical financial information appearing elsewhere herein.




                                  ADPADS, INC.
                         (A Development Stage Company)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

                                   (Unaudited)

                                           ASSETS                 Historical        RRL     Adjustments       Consolidated
                                                                  ----------        ---     -----------       ------------

CURRENT ASSETS:
  Cash                                                            $    --      $      22    $ 214,978  a,b,c  $ 215,000
  Accounts receivable, net                                         48,768         --           --              48,768
  Inventories                                                       8,367         --           --               8,367
  Other current assets                                              3,056         --           --               3,056
                                                                  ---------    ---------    ---------         ---------
       Total Current Assets                                          60,191           22      214,978           275,191
PROPERTY AND EQUIPMENT                                               83,732         --           --              83,732
                                                                  ---------    ---------    ---------         ---------
                                                                  $ 143,923    $      22    $ 214,978         $ 358,923
                                                                  =========    =========    =========         =========
                                  LIABILITIES AND STOCKHOLDERS'
                                       EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
   Cash overdraft                                                 $   3,436    $    --      $    --           $   3,436
   Accounts payable and accrued expenses                             23,449       26,376      (26,376) a         23,449
   Current maturities of long-term debt                               8,227         --           --               8,227
   Deferred revenue                                                  51,643         --           --              51,643
   Billings in excess of costs on                                    11,700         --           --              11,700
    uncompleted contracts
   Due to stockholder                                                31,500         --           --              31,500
                                                                  ---------    ---------    ---------         ---------
       Total Current Liabilities                                    129,955       26,376      (26,376)          129,955
                                                                  ---------    ---------    ---------         ---------

LONG-TERM DEBT                                                       36,036         --           --              36,036
                                                                  ---------    ---------    ---------         ---------
STOCKHOLDERS' EQUITY:
   Preferred stock, common stock and                                 75,504        3,950      211,050 a,b,c     290,504
    paid-in capital
   Retained earnings (deficit)                                      (97,572)     (30,304)      30,304 a         (97,572)
                                                                  ---------    ---------    ---------         ---------
       Total Stockholders' Equity (Deficiency)                      (22,068)     (26,354)     241,354           192,932
                                                                  ---------    ---------    ---------         ---------
                                                                  $ 143,923    $      22    $ 214,978         $ 358,923
                                                                  =========    =========    =========         =========




         See the accompanying notes to pro forma financial statements.




                                  ADPADS, INC.
                          (A Development Stage Company)

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)





                                                                                       Pro Forma
                                         Historical           RRL      Adjustments    Consolidated
                                      ------------    ------------    ------------    ------------

REVENUES                              $    131,014    $       --                      $    131,014
                                      ------------    ------------                    ------------
COSTS AND EXPENSES:
Cost of revenues                            31,902            --                            31,902
Selling, general and administrative        169,362          13,443    $    (26,354)a       156,451
                                      ------------    ------------    ------------    ------------
                                           201,264          13,443         (26,354)        188,353
                                      ------------    ------------    ------------    ------------
LOSS FROM OPERATIONS                       (70,250)        (13,443)         26,354        (57,339)

INTEREST EXPENSE                             1,229            --              --             1,229
                                      ------------    ------------    ------------    ------------
LOSS BEFORE INCOME TAXES
  (CREDITS)                                (71,479)        (13,443)         26,354        (58,568)


INCOME TAXES (CREDITS)                        --              --              --              --
                                      ------------    ------------    ------------    ------------
NET LOSS                              $    (71,479)   $    (13,443)   $     26,354   $    (58,568)
                                      ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                     15,542,000       1,500,015       4,883,000      21,925,015
                                      ============    ============    ============    ============

NET LOSS PER SHARE OF
  COMMON STOCK                        $       --      $       --      $       --      $       --
                                      ============    ============    ============    ============








          See the accompanying notes to pro forma financial statements.

                                                                       Exhibit C
                                                                       ---------

                                  ADPADS, INC.

               NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL

                                   STATEMENTS

Note 1. -  RRL  is an  inactive  publicly  traded  company  that, in  connection with this transaction, changed its name to AdPads, Inc. ("AdPads"). For accounting purposes, this transaction has been treated as a recapitalization with the net assets of RRL being stated at fair value in accordance with the purchase method of accounting;
           accordingly, the then outstanding shares of RRL are considered outstanding commencing with the date of the merger. The historical financial statements of RRL prior to the transaction will no longer be reported as AdPads financial statements are now considered the financial statements of the ongoing reporting entity.

Note 2 - The unaudited proforma balance sheet at December 31, 1999 presented herein has been prepared as if the recapitalization had been consummated on December 31, 1999.

           The unaudited pro forma statement of operations for the year ended December 31, 1999, is based upon the pro forma Statement of Operations of the Company and RRL and has been prepared as if the Recapitalization described in Note 1, had been consummated as of January 1, 1999.

           Pro forma adjustments have been made for the following:

           a) To record the gain on forgiveness of RRL's accounts payable and record the payment of accrued expenses with remaining cash ($22).

           b) To record issuance of 4,425,000 shares of common stock to RRL's shareholders for $150,000.

           c) To record AdPads issuance of 458,000 shares of common stock in February 2000 for net proceeds of $65,000.

           d)         To record the elimination of RRL's equity accounts.

Note  3 -  Statements  of  operations  for  RRL  were  derived  from  the annual financial statements on Form 10-KSB for the year ended December 31, 1999.

Note 4 - Changes in ownership contemplated herein are expected to result in a restriction on the availability of net operating loss carryforwards of approximately $30,000 applicable to RRL to the value of the Company on the date of such change multiplied by the Federal long-term tax exempt rate ("annual limitation"). To the extent amounts available under this annual limitation are not used, they may be carried forward for the remainder of the 15 year period following the year the losses were originally incurred.

Note 5 - Net loss per share is calculated by treating all shares of Common Stock issued after December 31, 1999 as outstanding for all periods reported.



                                  ADPADS, INC.
                          (A Development Stage Company)

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                                   (Unaudited)


                                                          Pro Forma
                                                          ---------
                                                         AdPads, Inc.
                                                             and
                         ASSETS                              RRL        Visual     Adjustments         Consolidated
                                                         ----------   ----------   -----------         ------------
CURRENT ASSETS:
   Cash                                                  $  215,000   $     165    $     (165)a,b,d    $  215,000
   Accounts receivable, net                                  48,768           -            -               48,768
   Inventories                                                8,367           -            -                8,367
   Other current assets                                       3,056        1,155       (1,115)a             3,056
                                                         ----------   ----------   ----------          ----------
          Total Current Assets                              275,191        1,320       (1,320)            275,191


PROPERTY AND EQUIPMENT                                       83,732           -            -               83,732

GOODWILL                                                         -            -       175,000 b,c         175,000
                                                         ----------   ----------   ----------          ----------
                                                         $  358,923   $    1,320   $  173,680          $  533,923
                                                         ==========   ==========   ==========          ==========

             LIABILITIES AND STOCKHOLDERS'
                  EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
   Cash overdraft                                        $    3,436   $       -    $       -           $    3,436
   Accounts payable and accrued expenses                     23,449           -            -               23,449
   Current maturities of long-term debt                       8,227           -            -                8,227
   Deferred revenue                                          51,643           -            -               51,643
   Billings in excess of costs on
   uncompleted contracts                                     11,700           -            -               11,700
   Due to stockholder                                        31,500           -            -               31,500
                                                         ----------   ----------   ----------          ----------
       Total Current Liabilities                            129,955           -            -              129,955
                                                         ----------   ----------   ----------          ----------
LONG-TERM DEBT                                               36,036           -            -               36,036
                                                         ----------   ----------   ----------          ----------
STOCKHOLDERS' EQUITY:
   Preferred stock, common stock and
   paid-in capital                                          290,504        1,000      174,000 a,b,c,d     465,504
   Retained earnings (deficit)                              (97,572)         320         (320)a           (97,572)
                                                         ----------   ----------   ----------          ----------
       Total Stockholders' Equity (Deficiency)              192,923        1,320      173,680             367,932
                                                         ----------   ----------   ----------          ----------
                                                         $  358,923   $    1,320   $  173,680          $  533,923
                                                         ==========   ==========   ==========          ==========



         See the accompanying notes to pro forma financial statements.



                                  ADPADS, INC.
                          (A Development Stage Company)

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)

                                                    Pro Forma
                                                    ---------
                                                   AdPads, Inc.
                                                       and                                         Pro Forma
                                                       RRL        Visual     Adjustments         Consolidated
                                                   ----------   ----------   -----------         ------------

REVENUES                                           $  131,014   $       -                        $    131,014
                                                   ----------   ----------                       ------------

COSTS AND EXPENSES:
   Cost of revenues                                    31,902           -                              31,902
   Selling, general and administrative                156,451          245   $    35,000 c            191,696
                                                   ----------   ----------   -----------         ------------
                                                      188,353          245        35,000              223,598
                                                   ==========   ==========   ===========         ============
LOSS FROM OPERATIONS                                  (57,339)        (245)      (35,000)             (92,584)

INTEREST EXPENSE                                        1,229           -             -                 1,229
                                                   ----------   ----------   -----------         ------------
LOSS BEFORE INCOME
  TAXES (CREDITS)                                     (58,568)        (245)      (35,000)             (93,813)

INCOME TAXES (CREDITS)                                     -            -             -                    -
                                                   ----------   ----------   -----------         ------------

NET LOSS                                           $  (58,568)  $     (245)  $   (35,000)        $    (93,813)
                                                   ==========   ==========   ===========         ============

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                               21,925,015           -      2,250,000 b,d       24,175,015
                                                   ==========   ==========   ===========         ============

NET LOSS PER SHARE OF
  COMMON STOCK                                     $       -    $       -    $        -          $         -
                                                   ==========   ==========   ===========         ============



         See the accompanying notes to pro forma financial statements.

                                  ADPADS, INC.

                    NOTES TO UNAUDITED PROFORMA CONSOLIDATED
                              FINANCIAL STATEMENTS




Note A - Visual is a publicly held corporation whose newly formed subsidiary merged with AdPads on March 21, 2000. In connection with this merger, Visual will change its name to AdPads, Inc. ("AdPads"). The historical financial statements of Visual prior to the merger will no longer be reported, as AdPads's financial statements are now considered the financial statements of the ongoing reporting entity.

Note B -   The unaudited pro forma balance sheet at December 31, 1999  presented
           herein  has  been  prepared  as  if  the   Reorganization   had  been
           consummated on December 31, 1999.

           The unaudited pro forma statement of operations for the year ended December 31, 1999, is based upon the pro forma Statement of Operations of the Company, RRL and Visual presented elsewhere herein and has been prepared as if the transaction described in Note 1, had been consummated as of January 1, 1999.

           Pro forma adjustments have been made for the following:

           a)  To record the elimination of Visual's equity accounts.

           b) To record the issuance of 250,000 shares of common stock and $150,000 in cash to Visual's stockholders. This results in an adjustment to record goodwill for the excess of cost over fair market value of the net assets acquired and a credit to common stock and paid-in-capital for the fair market value of the stock issued.

           c) Amortization expense of $35,000 to reflect amortization of goodwill ($175,000) over a five year period.

           d) To record the issuance of 2,000,000 shares of common stock upon exercise of warrants for net proceeds of $150,000.

Note C - Statements of operations for Visual were derived from the annual financial statements for the year ended December 31, 1999.

Note D - Net loss per share is calculated by treating all shares of Common Stock issued after December 31, 1999 as outstanding for all periods reported.

                                                                       Exhibit D
                                                                       ---------

                            ARTICLES OF INCORPORATION

                                       OF

                               REGENTS ROAD, LTD.

          KNOW ALL MEN BY THESE PRESENTS that the undersigned Incorporator being a natural person of the age of eighteen years of age or older and desiring to form a body corporate under the laws of the State of Colorado does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Colorado these Articles of Incorporation.


                                    ARTICLE I
                                      Name
                                      ----

          The name of the Corporation is REGENTS ROAD, LTD.


                                   ARTICLE II
                               Period of Duration
                               ------------------


          This Corporation shall exist in perpetuity, from and alter the date of filing these Articles of Incorporation with the Secretary of State of Colorado unless and until dissolved according to the laws of the State of Colorado.


                                   ARTICLE III
                                    Purposes
                                    --------


          Section 1.  Specific Purposes

                  A. To engage in the business of marketing of imported specialty products for wholesale and retail distribution.

                  B. To provide management services to companies engaging in importing and exporting products and services.

          Section 2.  General Purposes

                  A. To own, operate and maintain such real or personal property as may be necessary to conduct such business and to do all of the things in connection with the real or personal property which might be done by an individual.

                  B. To hire and employ agents and employees, and to enter into agreements of employment and collective bargaining agreements for the purpose of advancement and performance of the purposes of this Corporation.

                  C. To carry on any other business, whether or not related to the foregoing, including the transaction of all lawful business for which corporations may be organized pursuant to the Colorado Corporation Code, to have and exercise all powers, privileges and immunities now or hereafter conferred upon or permitted to corporations by the laws of the State of Colorado, and to do any and all things herein set forth to the same extent as natural persons could do insofar as permitted by the laws of the State of Colorado.

                  D. To do those things which are authorized and permitted by the Colorado Corporations Code.

                  E. To do all things authorized by law or incidental thereto.


                                   ARTICLE IV
                                     Powers
                                     ------


          The powers of the Corporation shall be those powers granted by Article Two of the Colorado Corporation Code under which this Corporation is formed. In addition, the Corporation shall have the following specific powers:

          Section 1. Officers. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

          Section 2. Capacity. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

          Section 3. Acquisitions. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other intern in, or obligations of, individuals, association, partnerships, corporations or governments.

          Section 4. Earned Surplus. The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

          Section 5. Gifts. The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

                                    ARTICLE V
                                Capital Structure
                                -----------------


          Section 1. Authorized Capital. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of non-voting preferred stock, no par value per share.

          Section 2. Share Status. All common shares will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

          Section 3. Consideration for Shares. The common stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or service received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

          Section 4. Pre-Emptive Rights. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no preemptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

          Section 5 Dividends. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

          Section 6. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

                                   ARTICLE VI
                             Voting by Shareholders
                             ----------------------


          Section 1. Voting Rights; Cumulative Voting. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, and for whose election he has a right to vote. Preferred shares have no voting rights unless granted by amendment to these Articles of Incorporation.

          Section 2. Majority Vote. When, with respect to any action to be taken by the Shareholders of the Corporation, the Colorado Corporation Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, any and every such action shall be taken, notwithstanding such requirements of the Colorado Corporation Code, by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon, or of any class or series.


                                   ARTICLE VII
              Registered and Principal Office and Registered Agent
              ----------------------------------------------------


          The registered and principal office of the Corporation is located at 1291 So. Lincoln Street, Denver, CO 80210, and the name of the registered agent of the Corporation at such address is Edward H. Hawkins.


                                  ARTICLE VIII
                                  Incorporator
                                  ------------


          The name and address of the Incorporator is Edward H. Hawkins, 1291 S. Lincoln Street, Denver, CO 80210.


                                   ARTICLE IX
                               Board of Directors
                               ------------------


          Section 1. The corporate powers shall be exercised by a majority of the Board of Directors. The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation; provided, however, that the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is elected by a majority vote of the Shareholders:

         Name of Director                           Address
         -----------------                          -------
         Edward H. Hawkins                          1291 So. Lincoln St.
                                                    Denver, CO 80210

          Section 2. If in the interval between the annual meetings of shareholders of the Corporation, the Board of Directors of the Corporation deems it desirable that the number of Directors be increased, additional Directors may be elected by a unanimous vote of the Board of Directors of the Corporation then in office, or as other wise set forth in the Bylaws of the Corporation.

          Section 3. The number of Directors comprising the whole Board of Directors may be increased or decreased from time to time within such foregoing limit as set forth in the Bylaws of the Corporation.


                                    ARTICLE X
                        Powers of the Board of Directors
                        --------------------------------


          In furtherance and not in limitation of the powers conferred by the State of Colorado, the Board of Directors is expressly authorized and empowered:

          Section 1. Bylaws. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeat the Bylaws made by the Board of Directors.

          Section 2. Book and Records. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

          Section  3.  Power  to  Borrow.   To  authorize  and  issue,   without
shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property.

          Section 4. Dividends. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus.

          Section5. Profits. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

          Section 6. Employees' Plans. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation's legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

          Section 7. Warrants and Options. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights & options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

          Section 8. Compensation. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

          Section 9. Not in Limitation. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Colorado, of these Articles of Incorporation and of the Bylaws of the Corporation.


                                   ARTICLE XI
                 Right of Directors to Contract with Corporation
                 -----------------------------------------------


          No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

          A. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

          B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

          C. The contract or transaction is fair and reasonable to the Corporation.


                                   ARTICLE XII
                              Corporate Opportunity
                              ---------------------


          The officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this corporation (other than an officer, Director or member of management) from any duties which he may have to this Corporation.


                                  ARTICLE XIII
                Indemnification of Officers, Directors and Others
                -------------------------------------------------


          The Board of Directors of the Corporation shall have the power to:

          A. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          B. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

          C. Indemnify a Director, officer, employee or agent of the Corporation to the extent that such person has been successful on the merits in defense of any action, suit or proceeding referred to in Subparagraph A or B of this Article or in defense of any claim, issue, or matter therein, against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

          D. Authorize indemnification under Subparagraph A or B of this Article (unless ordered by a court) in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Subparagraph A or B. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

          E. Authorize payment of expenses (including attorney's fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph D of this Article upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

          F. Purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article.

          The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, and the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.


                                   ARTICLE XIV
                                 Right to Amend
                                 --------------


          The right is expressly reserved to amend, alter, change, or repeal any provision or provisions contained in these Article of Incorporation or any Article herein by a majority vote of the members of the Board of Directors, and a majority vote of the shareholders of the Corporation.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 26th day of September, 1994.



-------------------------------
Edward H. Hawkins, Incorporator

                                CONSENT OF AGENT

          The undersigned hereby consents to be the Agent for Invest Holdings Group, Inc., under the Section 105 of the Colorado Business Corporations Act, until such time has he resigns such position.



----------------------------
          Edward H. Hawkins

1291 So. Lincoln St., Denver, CO 80210

                                                                       EXHIBIT E
                                                                       ---------

                                     BYLAWS

                                       OF

                               REGENTS ROAD, LTD.

                                    ARTICLE I
                                     Offices

         The principal office of the Corporation in Colorado shall initially be located in Denver, Colorado. The Corporation may have such other offices, either within or outside the State of Colorado, as the Board of Directors may designate, or as the business of the Corporation may require from time to time.

         The registered office of the Corporation required by the Colorado Business Corporation Act to be maintained in the State of Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the Board of Directors.


                                   ARTICLE II
                                  Shareholders

         Section 1.  Annual Meeting.
                     --------------

         The annual meeting of the shareholders shall be held pursuant to notice given by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         Section 2.  Special Meetings.
                     ----------------

         Special meetings of the shareholders, for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than ten (10%) percent of all the outstanding shares of the Corporation entitled to vote at the meeting. Such request shall state the purposes of the proposed meeting.

         Section 3.  Adjournment.
                     -----------

         a. When the annual meeting is convened, or when any special meeting is convened, the presiding officer may adjourn it for such period of time as may be reasonably necessary to reconvene the meeting at another place and another time.

         b. The presiding officer shall have the power to adjourn any meeting of the shareholders for any proper purpose, including, but not limited to, lack of a quorum, to secure a more adequate meeting place, to elect officials to count and tabulate votes, to review any shareholder proposals or to pass upon any challenge which may properly come before the meeting.

         c. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Subsection (4)(a) of this Article II to each shareholder of record on the new record date entitled to vote at such meeting.

         Section 4.  Notice of Meeting; Purpose of Meeting; Waiver.
                     ---------------------------------------------

         a. Each shareholder of record entitled to vote at any meeting shall be given in person, or by first class mail, postage prepaid, written notice of such meeting which, in the case of a special meeting, shall set forth the purpose(s) for which the meeting is called, not less than ten (10) or more then fifty (50) days before the date of such meeting. If mailed, such notice is to be sent to the shareholder's address as it appears on the stock transfer books of the Corporation unless the shareholder shall have requested of the Secretary in writing at least fifteen (15) days prior to the distribution of any required notice that any notice intended for him to be sent to some oilier address, in which case the notice may be sent to the address so designated. Notwithstanding any such request by a shareholder, notice sent to a shareholder's address as it appears on the stock transfer books of this Corporation as of the record date shall be deemed properly given. Any notice of a meeting sent by the United States mail shall he deemed delivered when deposited with proper postage thereon with the United States Postal Service or in any mail receptacle under its control.

         b. A shareholder waives notice of any meeting by attendance, either in person or by proxy, at such meeting or by waiving notice in writing either before, during or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened, however, wilt not constitute a waiver of notice by a shareholder stating at the beginning of the meeting, his objection that the meeting is not lawfully called or convened.

         c. Whenever the holders of at least eighty (80%) percent of the capital stock of the Corporation having the right to vote shall be present at any annual or special meeting of shareholders, however called or notified, and shall sign a written consent thereto on the minutes of such meeting, the meeting shall be valid for all purposes.

         d. A Waiver of Notice signed by all shareholders entitled to vote at a meeting of shareholders may also be used for any other proper purpose including, but not limited to, designating any place within or without the State of Colorado as the place for holding such a meeting.

         e. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written Waiver of Notice.

          Section 5. Closing of Transfer Books; Record Date; Shareholders' List.
                     ----------------------------------------------------------

         a. In order to determine the holders of record of the capital stock of the Corporation who are entitled to notice of meetings, to vote at a meeting or adjournment thereof, or to receive payment of any dividend, or for any other purpose, the Board of Directors may fix a date not more than fifty (50) days prior to the date set for any of the above-mentioned activities for such determination of shareholders.

         b. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

         c. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the date for such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         d. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         e. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date under this section for the adjourned meeting.

         f. The officer or agent having charge of the stock transfer books of the Corporation shall make, as of a date at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof with the address of each shareholder and the number and class and series, if any, of shares held by each shareholder. Such list shall be kept on file at the registered office of the Corporation or at the office of the transfer agent or registrar of the Corporation for a period of ten (10) days prior to such meeting and shall be available for inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of any meeting of shareholders and shall be subject to inspection by any shareholder at any time during the meeting.

         g. The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or stock transfer books or to vote at any meeting of shareholders.

         h. If the requirements of Subsection 5(f) of this Article II have not been substantially complied with then, on the demand of any shareholder in person or by proxy, the meeting shall be adjourned until such requirements are complied with.

         i. If no demand pursuant to Section 5(h) is made, failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

         j. Subsection 5(g) of this Article II shall be operative only at such time(s) as the Corporation shall have six (6) or more shareholders.

         Section 6.  Quorum
                     ------

         a. At any meeting of the shareholders of the Corporation, the presence, in person or by proxy, of shareholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote thereat shall be necessary to constitute a quorum for the transaction of any business. If a quorum is present the affirmative vote of a majority of the shares represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders. If there shall not be a quorum at any meeting of the shareholders of the Corporation, then the holders of a majority of the shares of the capital stock of the Corporation who shall be present at such meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally scheduled.

         b. The shareholders at a duly organized meeting having a quorum may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 7.  Presiding Officer; Order of Business.
                     ------------------------------------

         a. Meetings of the shareholders shall be presided over by the Chairman of the Board, or if he is not present, by the President or, if he is not present, by a Vice President or, if none of the Chairman of the Board, the President, or a Vice President is present, the meeting shall be presided over by a Chairman to be chosen by a plurality of the shareholders entitled to vote at the meeting who arc present, in person or by proxy. The presiding officer of any meeting of the shareholders may delegate the duties and obligations of the presiding officer of the meeting as he sees fit.

         b. The Secretary of the Corporation, or, in his absence, an Assistant Secretary shall act as Secretary of every meeting of shareholders, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall choose any person present to act as Secretary of the meeting.

         c.  The order of business shall be as follows:

              1.  Call of meeting to order.
              2.  Proof of notice of meeting.
              3. Reading of minutes of last previous shareholders meeting or a Waiver thereof.
              4.  Reports of officers.
              5.  Reports of committees.
              6.  Election of directors.
              7.  Regular and miscellaneous business.
              8.  Special matters.
              9.  Adjournment.

         d. Notwithstanding the provisions of Article II, Section 7, Subsection c, the order and topics of business to be transacted at any meeting shall be determined by the presiding officer of the meeting in his sole discretion. In no event shall any variation in the order of business or additions and deletions from the order of business as specified in Article II, Section 7, Subsection c, invalidate any actions properly taken at any meeting.

         Section 8.  Voting.
                     ------

         a. Unless otherwise provided for in the Certificate of Incorporation, each shareholder shall be entitled, at each meeting and upon each proposal to be voted upon, to one vote for each share of voting stock recorded in his name on the books of the Corporation on the record date fixed as provided for in Article II, Section 5.

         b. The presiding officer at any meeting of the shareholders shall have the power to determine the method and means of voting when any matter is to be voted upon. The method and means of voting may include, but shall not be limited to, vote by ballot, vote by hand or vote by voice. However, no method of voting may be adopted which fails to take account of any shareholder's right to vote by proxy as provided for in Section 10 of this Article II. In no event may any method of voting be adopted which would prejudice the outcome of the vote.

         Section 9.  Action Without Meeting.
                     ----------------------

         a. Any action requited to be taken at any annual or special meeting of shareholders of the Corporation or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote thereon.

         b. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided under the Colorado Business Corporation Act, the notice shall contain a clear statement of the right of the shareholders dissenting therefrom to be paid the fair value of their shares `upon compliance with further provisions of the Colorado Business Corporation Act regarding the rights of dissenting shareholders.

         c. In the event that the action to which the shareholders' consent is such as would have required the filing of a certificate under the Colorado Business Corporation Act if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of This Article II, Section 9.

         Section 10.  Proxies.
                      -------

         a. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

         b. Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in this Article II, Section 10.

         c. The authority of the bolder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

         d. Except when other provisions shall have been made by written agreement between the parties, the record holder of shares held as pledges or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefore and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

         e. A proxy which states that it is irrevocable is irrevocable when it is held by any of the following or a nominee of any of the following: (1) a pledgee; (ii) a person who has purchased or agreed to purchase the shares; (iii) a creditor or creditors of the Corporation who extend or continue to extend credit to the Corporation in consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit;
(iv) a person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contact of employment and states the name of the employee and the period of employment contracted for; and
(v) a person designated by or under an agreement as provided in Article Xl hereof.

         f. Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated, or the agreement under Article XII hereof, has terminated and, in a case provided for in Subsection 1O(e)Qii) or Subsection 10(e)(iv) of this Article 11 becomes irrevocable three years after the date of the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this
Article II, Section 10. This Subsection 10(t) does not affect the duration of a proxy under Subsection 10(b) of this Article II.

         g. A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificate representing such shares.

         h. If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide a majority of such persons present at the meeting, or if only one is present, then that one may exercise all the powers conferred by the proxy. If the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

         i. If a proxy expressly so provides, any proxy holder may appoint in writing a substitute to act in his place.


         Section 11.  Voting of Shares by Shareholders.
                      --------------------------------

         a. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the Bylaws of the corporate shareholder; or, in the absence of any applicable Bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the Bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the Chairman of the Board, President, any vice president, secretary and treasurer of the corporate shareholder, in that order shall be presumed to possess authority to vote such shares.

         b. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         c. Shares standing in the name of a receiver may be voted by such receiver. Shares held by or under the control of a receiver but not standing in the name of such receiver, may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         d. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge.

         e. Shares of the capital stock of the Corporation belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares.


                                   ARTICLE III

         Section 1.  Board of Directors; Exercise of Corporate.
                     -----------------------------------------

         a. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors except as may be otherwise provided in the Articles of Incorporation. If any such provision is made in the Articles of Incorporation, the powers and duties conferred or imposed upon the Board of Directors shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles of Incorporation.

         b. Directors need not be residents of the state of incorporation unless the Articles of Incorporation so require.

         c. The Board of Directors shall have authority to fix the compensation of Directors unless otherwise provided in the Articles of Incorporation.

         d. A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as in ordinarily prudent person in a like position would use under similar circumstances.

         e. In performing his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial data, in each case prepared or presented by: (i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such persons' professional or expert competence; or (iii) a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

         f. A Director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described in Subsection 1(e) of this Article III to be unwarranted.

         g. A person who performs his duties in compliance with this Article III, Section .1 shall have no liability by reason of being or having been a Director of the Corporation.

         h. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken consents thereto unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 2.  Number: Election: Classification of Directors: Vacancies.
                     --------------------------------------------------------

         a. The Board of Directors of this Corporation shall consist of not less than three (3) nor more than seven (7) members, unless the number of shareholders is less than three, in which the Corporation shall have as many directors as there are shareholders. The number of directors shall be fixed by the initial Board of Directors. The number of directors constituting the initial Board of Directors shall be fixed by the Articles of Incorporation. The number of directors may be increased from time to time by the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director.

         b. Each person named in the Articles of Incorporation as a member of the initial Board of Directors, shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         c. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall, elect directors to hold office until the next succeeding annual meeting, except in case of the classification of directors as permitted by the Colorado Business Corporation Act. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         d. The shareholders, by amendment to these Bylaws, may provide that the directors be divided into not more than four classes, as nearly equal in number as possible, whose terms of office shall respectively expire at different times, but no such term shall continue longer than four (4) years, and at least one-fifth (1/5) in number of the directors shall be elected annually.


         e. If directors are classified and the number of directors is thereafter changed, any increase or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

         f. Any vacancy occurring in the Board of Directors including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

         Section 3.  Removal of Directors
                     --------------------

         a. At a meeting of shareholders called expressly for that purpose, directors may be removed in the manner provided in this Article III, Section 3. Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

         b. If the Corporation has cumulative voting, if less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a member.

         Section 4.  Director Quorum and Voting.
                     --------------------------

         a. A majority of the number of directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business unless a greater number if required elsewhere in these Bylaws.

         b. A majority of the members of an Executive Committee or other committee shall constitute a quorum for the transaction of business at any meeting of such Executive Committee or other committee.

         c. The act of the majority of the directors present at a Board meeting at which a quorum is present shall be the act of the Board of Directors.

         d. The act of a majority of the members of an Executive Committee present at an Executive Committee meeting at which a quorum is present shall be the act of the Executive Committee.

         e. The act of a majority of the members of any other committee present at a committee meeting at which a quorum is present shall be title act of the committee.

         Section 5.  Director Conflicts of Interest
                     ------------------------------

         a. No contract or other transaction between this Corporation and one or more of its directors or any other Corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of a relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

                  (i) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                  (ii) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                  (iii) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee, or the shareholders.

         b. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

         Section 6.  Executive and Other Committees; Designation; Authority.
                     ------------------------------------------------------

         a. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (i) approve or recommend to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders; (ii) designate candidates for the office of director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the Bylaws; or
(v) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of class of shares, unless the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefore, and, in the case of a series, the designation thereof, has specified a general formula or method by resolution or by adoption of a stack option or other plan, authorized a committee to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, and voting preferential rights, and provisions for other features of a class of shares, or a series of class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State under the Colorado Business Corporation Act.

         b. The Board, by resolution adopted in accordance with Article III, Subsection 6(a) may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee:

         c. Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

         Section 7.  Place, Time, Notice, and Call of Directors' Meetings.
                     ----------------------------------------------------

         a. Meetings of the Board of Directors, regular or special, may be held either within or without this state.

         b. A regular meeting of the Board of Directors of the Corporation shall be held for the election of officers of the Corporation and for the transaction of such other business as may come before such meeting as promptly as practicable after the annual meeting of the shareholders of this Corporation without the necessity of other notice than this Bylaw. Other regular meetings of the Board of Directors of the Corporation may be held at such times and at such places as the Board of Directors of the Corporation may from time to time resolve without other notice than such resolution. Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board or the President or a majority of the Directors of the Corporation, at such time and at such place as shall be specified in the call thereof. Notice of any special meeting of the Board of Directors must be given at least two (2) days prior thereto, if by written notice delivered personally; or at least five (5) days prior thereto, if mailed; or at least two (2) days prior thereto, if by telegram; or at least two (2) days prior thereto, if by telephone. If such notice is given by mail, such notice shall be deemed to have been delivered when deposited with the United States Postal Service addressed to the business address of such director with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed delivered when the telegram is delivered to the telegraph company. If notice is given by telephone, such notice shall be deemed delivered when the call is completed.

         c. Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         d. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         e. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

         f. Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 8.  Action by Directors Without a Meeting.
                     -------------------------------------

         Any action required by the Colorado Business Corporation Act to be taken at a meeting of the directors of the Corporation, or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors, or all of the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

         Section 9.  Compensation.
                     ------------

         The directors and members of the Executive and any other committee of the Board of Directors shall be entitled to such reasonable compensation for their services and on such basis as shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors and members of any committee of the Board of Directors shall be entitled to reimbursement for any reasonable expenses incurred in attending any Board or committee meeting. Any director receiving compensation under this section shall not be prevented from serving the Corporation in any other capacity and shall not be prohibited from receiving reasonable compensation for such other services.

         Section 10.  Resignation.
                      -----------

         Any Director of the Corporation may resign at any time without acceptance by the Corporation. Such resignation shall be in writing and may provide that such resignation shall take effect immediately or on any future date stated in such notice.

         Section 11.  Removal.
                      -------

         Any Director of the Corporation may be removed for cause by a majority vote of the other members of the Board of Directors as then constituted or with or without cause by the vote of the holders of a majority of the outstanding shares of capital stock shareholders of the Corporation called for such purpose.

         Section 12.  Vacancies.
                      ---------

         In the event that a vacancy shall occur on the Board of Directors of the Corporation whether because of death, resignation, removal, an increase in the number of directors or any other reason, such vacancy may be filled by the vote of a majority of the remaining directors of the Corporation even though such remaining directors represent less than a quorum. An increase in the number of directors shall create vacancies for the purpose of this section. A director of the Corporation elected to fill a vacancy shall hold office for the unexpired term of his predecessor, or in the case of an increase in the number of directors, until the election and qualification of directors at the next annual meeting of the shareholders.

                                   ARTICLE IV
                                    Officers

         Section 1.  Election; Number; Terms of Office.
                     ---------------------------------


         a. The officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by these Bylaws. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

         b. All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         c. Any two (2) or more offices may be held by the same person except the offices of the President and Secretary.

         d. A failure to elect a Chairman of the Board, President, a Secretary and a Treasurer shall not affect the existence of the Corporation.

         Section 2.  Removal.
                     -------

         An officer of the Corporation shall hold office until the election and qualification of his successor; however, any officer of the Corporation may be removed from office by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer shall not of itself create any contract right to employment or compensation.

         Section 3.  Vacancies.
                     ---------

         Any vacancy in any office from any cause may be filled for the unexpired portion of the term of such office by the Board of Directors.

         Section 4.  Powers and Duties.
                     -----------------

         a. The Chairman of the Hoard shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the President is required or unless the Board of Directors shall rule otherwise, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors. Unless a Chairman of the Board is specifically elected, the President shall be deemed to be the Chairman of the Board.

         b. The President shall be the Chief Operating Officer of the Corporation. He shall be responsible for the general day-to-day supervision of the business and affairs of the Corporation. He shall sign or countersign all certificates, contracts or other instruments of the Corporation as authorized by the Board of Directors. He may, but need not, be a member of the Board of Directors. In the absence of the Chairman of the Board, the President shall be the Chief Executive Officer of the Corporation and shall preside at all meetings of the shareholders and the Board of Directors. He shall make reports to the Board of Directors and shareholders. He shall perform such other duties as are incident to his office or are properly required of him by the Board of Directors. The Board of Directors will at all times retain the power to expressly delegate the duties of the President to any other officer of the Corporation.

         c. The Vice-President(s), if any, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence, disability, death, or refusal to act of the President. During the time that any Vice-President is properly exercising the functions of the President, such Vice-President shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall have such other duties as are assigned to him from time to time by the Board of Directors or by the President of the Corporation.

         d. The Secretary of the Corporation shall keep the minutes of the meetings of the shareholders of the Corporation and, if so requested, the Secretary shall keep the minutes of the meetings of the Board of Directors of the Corporation. The Secretary shall be the custodian of the minute books of the Corporation and such other books and records of the Corporation as the Board of Directors of the Corporation may direct. The Secretary shall make or cause to be made all proper entries in all corporate books that the Board of Directors of the Corporation may direct. The Secretary shall have the general responsibility for maintaining the stock transfer books of the Corporation, or of supervising the maintenance of the stock transfer books of the Corporation by the transfer agent, if any, of the Corporation. The Secretary shall be the custodian of the corporate seal of the Corporation and shall affix the corporate seal of the Corporation on contracts and other instruments as the Board of Directors of the Corporation may direct. The Secretary shall perform such other duties as are assigned to him from time to time by the Board of Directors or the President of The Corporation.

         e. The Treasurer of the Corporation shall have custody of all funds and securities owned by the Corporation. The Treasurer shall cause to be entered regularly in the proper books of account of the Corporation full and accurate accounts of the receipts and disbursements of the Corporation. The Treasurer of the Corporation shall render a statement of cash, financial and other accounts of the Corporation whenever he is directed to render such a statement by the Board of Directors or by the President of the Corporation. The Treasurer shall at all reasonable times make available the Corporation's books and financial accounts to any Director of the Corporation during normal business hours. The Treasurer shall perform all other acts incident to the office of the Treasurer of the Corporation, and he shall have such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

         f. Other subordinate or assistant officers appointed by the Board of Directors or by the President, if such authority is delegated to them by the Board of Directors or by the President, as the case may be.

         g. In case of the absence or disability of any officer of the Corporation and of any person authorized to act in his place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or any director or any other person whom it may select.

         Section 5.  Salaries.
                     ---------

         The salaries of all Officers of the Corporation shall be fixed by the Board of Directors. No officer shall be ineligible to receive such salary by reason of the fact that he is also a Director of the Corporation and receiving compensation therefore.


                                    ARTICLE V
                        Loans to Employees and Officers:
                Guaranty of Obligations of Employees and Officers

         This Corporation may lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of a subsidiary, including any officer or employee who is a Director of the Corporation or of a subsidiary, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Article shall be deemed to deny, limit or restrict the powers of guaranty or warranty of this Corporation at common law or under any statute.

                                   ARTICLE VI
                   STOCK CERTIFICATES; VOTING TRUSTS; TRANSFERS

         Section 1.  Certificates Representing Shares.
                     --------------------------------

         a. Every holder of shaves in this Corporation shall be entitled to one or more certificates, representing all shares to which he is entitled and such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be used by the Corporation with the same effect as if he were such officer at the date of its issuance.

         b. Each certificate representing shares shall state upon the face thereof: (i) the name of the Corporation; (ii) that the Corporation is organized under the laws of this state; (iii) the name of the person or persons to whom issued; (iv) the number and class of shares, and the designation of the series, if any, which such certificate represents; and (v) the par value of each share represented by such certificate, or a statement that the shares are without par value.

         c. No certificate shall be issued for any shares until such shares are fully paid.

         Section 2.  Transfer Book.
                     -------------

         The Corporation shall keep at its registered office or principal place of business or in the office of its transfer agent or registrar, a book (or books where more than one kind, class, or series of stock is outstanding) to be known as the Stock Book, containing the names, alphabetically arranged, addresses and Social Security numbers of every shareholder, and the number of shares of each kind, class or series of stock held of record. Where the Stock Book is kept in the office of the transfer agent, the Corporation shall keep at its office in the State of Colorado copies of the stock lists prepared from said Stock Book and sent to it from time to time by said transfer agent. The Stock Book or stock lists shall show the current status of the ownership of shares of the Corporation provided, if the transfer agent of the Corporation be located elsewhere, a reasonable time shall be allowed for transit or mail.

         Section 3.  Transfer of Shares.
                     ------------------

         a. The name(s) and address(s) of the person(s) to whom shares of stock of this Corporation are issued, shall be entered on the Stock Transfer Books of the Corporation, with the number of shares and date of issuance.

         b. Transfer of shares of the Corporation shall be made on the Stock Transfer Books of the Corporation by the Secretary or the transfer agent, only when the holder of record thereof or the legal representative of such holder of record or the attorney-in-fact of such holder of record, authorized by power of attorney duly executed and filed with the Secretary or transfer agent of the Corporation, shall surrender the Certificate representing such shares for cancellation. Lost, destroyed or stolen Stock Certificates shall be replaced pursuant to Section 5 of this Article VI.

         c. The person or persons in whose names shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner of such shares for all purposes, except as otherwise provided pursuant to Section 10 and 11 of Article 11, or Section 4 of this Article VI.

         Section 4.  Voting Trusts.
                     -------------

         a. Any number of shareholders of the corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by: (i) entering into a written voting trust; (ii) depositing a counterpart of the agreement with the Corporation at its registered office; and (iii) transferring their shares to such trustee or trustees for the purposes of this Agreement. Prior to the recording of the Agreement, the shareholder concerned shall tender the stock certificate(s) described therein to the corporate secretary who shall note on each certificate:

                   "This  Certificate  is subject to the  provisions of a voting
          trust   agreement  dated   _____________,   recorded  in  Minute  Book
          __________________ of the Corporation.


                   ----------------------
                                Secretary

         b. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the shareholders who transfer their share in trust. Such trustee or trustees shall keep a record of the holders of the voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

         c. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the shareholders who transfer their shares in trust. Such trustee or trustees shall keep a record of the holders of the voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

         d. The counterpart of the voting trust agreement and the copy of such record so deposited with the Corporation shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and such counterpart and such copy of such record shall be subject to examination by any holder of record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

         e. At any time before the expiration of a voting trust agreement as originally fixed or as extended one or more times under this Article VI, Subsection 4(d) one or more holders of voting trust certificates may, by agreement in writing, extend the duration of such voting trust agreement, nominating the same or substitute trustee or trustees, for an additional period not exceeding ten (10) years. Such extension agreement shall not affect the rights or obligations of persons not parties to the agreement, and such persons shall be entitled to remove their shares from the trust and promptly to have their stock certificates reissued upon the expiration date of the original term of the voting trust agreement. The extension agreement shall in every respect comply with and be subject to all the provisions of this Article VI, Section 4 applicable to the original voting trust agreement except that the ten (10) year maximum period of duration shall commence on the date of adoption of the extension agreement.

         f. The trustees under the terms of the agreements entered into under the provisions of this Article VI, Section 4 shall not acquire the legal title to the shares but shall be vested only with the legal right and title to the voting power which is incident to the ownership of the shares.

         Section 5.  Lost, Destroyed, or Stolen Certificates.
                     ---------------------------------------

         No certificate representing shares of the stock in the Corporation shall be issued in place of any Certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of such loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the fair market value of the shares represented by the Certificate) and with such terms and with such surety as the Hoard of Directors may, in its discretion, require.

                                   ARTICLE VII
                                Books and Records

         a. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of Directors.

         b. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

         c. Any person who shall have been a holder of record of one quarter of one percent of all shares or of voting trust certificates therefore at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five (5%) percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and record of shareholders and to make extracts therefrom.

         d. No shareholder who within two (2) years has sold or offered for sale any list of shareholders or of holders of voting trust certificates for shares of this Corporation or any other Corporation; has aided or abetted any person in procuring any list of shareholders or of holders of voting trust certificates for any such purpose; or has improperly used any information secured through any prior examination of the books and records of account, minutes, or record of shareholders or of holders of voting trust certificates for shares of the Corporation or any other Corporation; shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article
VII. No shareholder who does not act in good faith or for a proper purpose in making his demand shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article VII.

         e. Unless modified by resolution of the shareholders, tins Corporation shall prepare not later than four (4) months after the close of each fiscal year:

                   (i)  A  balance  sheet  showing  in  reasonable   detail  the
financial conditions of the Corporation as of the date of its fiscal year.

                   (ii) A profit and loss statement showing the results of its operation during its fiscal year.

         f. Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the corporation shall mail to such shareholder or holder of voting trust certificates a copy of its most recent balance sheet and profit and loss statement.

         g. Such balance sheets and profit and loss statements shall be tiled and kept for at least five (5) years in the registered office of the Corporation in this state and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates.


                                  ARTICLE VIII
                                    Dividends

         The Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent subject to the following provisions:

         a. Dividends in cash or property may be declared and paid, except as otherwise provided in this Article VIII, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, however arising, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such capital surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

         b. Dividends may be declared and paid in the Corporation's treasury shares.

         c. Dividends may be declared and paid in the Corporation's authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:


                   (i) If a dividend is payable in the Corporation's own shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

                  (ii) If a dividend is payable in the Corporation's own shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

         d. No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or such payment is authorized by the affirmative vote or written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

         e. A split up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a stock dividend within the meaning of this Article VIII.

                                   ARTICLE IX
                                 Indemnification

         Section 1.  Action,  etc.  Other  Than  by  or  in  the  Right  of  the
                     -----------------------------------------------------------
                     Corporation.
                     -----------

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or that, being or having been such a director, officer, employee or agent, he is or was serving at the request of the Corporation as a director, officer, employee, or trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding -- whether by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent -- shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

         Section 2.  Action, etc., by or in the Right of the Corporation.
                     ---------------------------------------------------

         The Corporation shall indemnify any person who was or is a party or is made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent (as defined above) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense, settlement or appeal of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Section 3.  Determination of Right of Indemnification.
                     -----------------------------------------

         Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

         Section 4.  Indemnification Against Expenses of Successful Party.
                     ----------------------------------------------------

         Notwithstanding the other provisions of this Article, to the extent that an Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any proceeding or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, claim or matter, such Agent shall be indemnified against all expenses incurred in connection therewith.

         Section 5.  Advances of Expenses.
                     --------------------

         Except as limited by Section 6 of this Article, costs, charges and expenses (including attorney's fees) incurred in any action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors of if a majority vote of a quorum of disinterested directors cannot be obtained, then by independent legal counsel in a written opinion, that, based upon the facts know to the Board of counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board or independent legal counsel reasonably determines that such person deliberately breached his duty to the corporation or its shareholders.

         Section 6.  Right  of  Agent  to  Indemnification   Upon   Application;
                     -----------------------------------------------------------
                     Procedure Upon Application.
                     --------------------------

         Any indemnification under Sections 1, 2 and 4 or advance under Section 5 of this Article, shall be made promptly, and in any event within ninety (90) days, upon the written request of the Agent, unless with respect to applications under Sections 1, 2 or 5, a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors that such Agent acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article shall be enforceable by the Agent in any court of competent jurisdiction, if the Board or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         Section 7.  Contribution.
                     ------------

         In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an indemnitee in whole or part, the Corporation shall, in such an event, after taking into account, among other things, contributions by other directors and officers of the Corporation pursuant to indemnification agreements or otherwise, and, in the absence of personal enrichment, acts of intentional fraud or dishonesty or criminal conduct on the part of the Agent, contribute to the payment of Agent's losses to the extent that, after other contributions are taken into account, such losses exceed: (i) in the case of a director of the Corporation or any of its subsidiaries who is not an officer of the Corporation or any of such subsidiaries, the amount of fees paid to him for serving as a director during the 12 months preceding the commencement of the suit, proceeding or investigation; or (ii) in the case of a director of the Corporation or any of its subsidiaries who is also an officer of the Corporation or any of such subsidiaries, the amount set forth in clause (i) plus 5% of the aggregate cash compensation paid to said director for service in such office(s) during the 12 months preceding the commencement of the suit, proceeding or investigation; or
(iii) in the case of an officer of the Corporation or any of its subsidiaries, 5% of the aggregate cash compensation paid to such officer of service in such office(s) during the 12 months preceding the commencement of such suit, proceeding or investigation.

         Section 8.  Other Rights and Remedies.
                     -------------------------

         The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, Bylaw, or charter provision, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the general corporation law and other applicable law, if any are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         Section 9.  Insurance.
                     ---------

         Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation may create a trust find, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

         Section 10.  Constituent Corporation.
                      -----------------------

         For the purposes of this Article, references to the "Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, agent or trustee of such a constituent Corporation or who, being or having been such a director, officer, employee or trustee, is or was serving at the request of such constituent corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would if he had served the resulting or surviving corporation in the same capacity.

         Section 11.  Other  Enterprises,  Fines  and  Serving  at Corporation's
                      ----------------------------------------------------------
                      Request.
                      -------

         For purposes of this Article, references to "other enterprise" in Sections 1 and 10 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as director, officer, employee, trustee or agent of the Corporation which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted m good faith and m a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

         Section 12.  Savings Clause.
                      --------------

         If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law. ARTICLE X Amendment of Bylaws

         a. The Board of Directors shall have the power to amend, alter, or repeal these Bylaws, and to adopt new Bylaws, from time to time.

         b. The shareholders of the Corporation, may, at any annual meeting of the shareholders of the Corporation or at any special meeting of the shareholders of the Corporation called for the purpose of amending these Bylaws, amend, alter, or repeal these Bylaws, and adopt new Bylaws, from time to time.

         c. The Board of Directors shall not have the authority to adopt or amend any Bylaw if such new Bylaw of such amendment would be inconsistent with any Bylaw previously adopted by the shareholders of the Corporation. The shareholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, amended & repealed by the Board of Directors.


                                   ARTICLE XI
                             Shareholder Agreements

         Unless the shares of this Corporation are listed on a national securities exchange or are regularly quoted by licensed securities dealers and brokers, all the shareholders of this Corporation may enter into agreements relating to any phase of business and affairs of the Corporation and which may provide for, among other things, the election of directors of the Corporation in a manner determined without reference to the number of shares of capital stock of the Corporation owned by its shareholders, the determination of management policy, ad division of profits. Such agreement may restrict the discretion of the Board of Directors and its management of the business of the Corporation or may treat the Corporation as if it were a partnership or may arrange the relationships of the shareholders in a manner that would be appropriate only among partners. In the event such agreement shall be inconsistent in whole or in part with the Articles of Incorporation and/or Bylaws of the Corporation, the terms of such agreement shall govern. Such agreement shall be binding upon any transferee of shares of this corporation provided such transferee has actual notice thereof or a legend referring to such agreement is noted on the face or back of the certificate or certificates representing the shares transferred to such transferee.


                                   ARTICLE XII
                                   Fiscal Year

         The Fiscal Year of this Corporation shall be determined by the Board of Directors.



Date: _____________________________

                                                --------------------------------
                                                Secretary




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